                            ARTICLES OF INCORPORATION
                                       OF
                       CHARTWELL PUBLISHING COMPANY, INC.


         That we, the undersigned, having this day associated ourselves together for the purpose of forming a corporation under and by virtue of the laws of the State of Nevada, hereby adopt the following Articles of
Incorporation:

                                    ARTICLE I
                                      NAME

         The name of this Corporation is Chartwell Publishing Company, Inc.

                                   ARTICLE II
                                    DURATION

         The duration of this Corporation is perpetual.

                                   ARTICLE III
                                    PURPOSES

         The purpose or purposes for which this Corporation is organized are:

(a) To engage in any lawful act or activity for which the Corporation may be organized under the General Corporation laws of Nevada, including but not limited to the business of a public relations, printing and publishing company.

(b) To do each and every thing necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any one or more of the subjects herein enumerated or which at anytime may appear conducive to or expedient for the protection or benefit of this Corporation and to do said acts as fully and to the same extent as natural persons might or could do in any part of the world as principles, agents, partners, trustees or otherwise, either alone or in conjunction with any other person, association or corporation.

                                   ARTICLE IV
                                      STOCK

         The Corporation shall have the authority to issue fifty million (50,000,000) shares of common stock with a par value of $.001 per share, all stock of the Corporation shall be of the same class common and shall have the same rights and preferences, fully paid stock of the Corporation shall not be liable to any further call or assessment.

                                    ARTICLE V
                                    AMENDMENT

         These Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.

                                   ARTICLE VI
                               SHAREHOLDER RIGHTS

         The authorized and treasury stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation and cumulative voting is denies.

                                   ARTICLE VII
                                 CAPITALIZATION

         This Corporation will not commence business until at least $1,000.00 has been received by it as consideration for the issuance of shares.

                                  ARTICLE VIII
                            INITIAL OFFICE AND AGENT

         The address of the initial registered office of the Corporation is 1 East 1st Street, Reno, Washoe County, Nevada, and the name of the
Corporation's initial registered agent at such address is Corporation Trust Company of Nevada.

                                   ARTICLE IX
                                    DIRECTORS

         The number of Directors constituting the initial Board of Directors of this Corporation is three. The names and addresses of persons who are to serve as Directors until the first annual meeting stockholders, or until their successors are elected and qualified are:

                  Janice A. Jones            900 E. Wilshire Blvd., Suite 714
                                             Los Angeles, California  90017

                  K.T. Mao 900 E. Wilshire Blvd., Suite 714 Los Angeles, California 90017

                  George R. Farquhar         900 E. Wilshire Blvd., Suite 714
                                             Los Angeles, California  90017

                                    ARTICLE X
                                  INCORPORATORS

         The name and address of each incorporator is:

                  Janice A. Jones            900 E. Wilshire Blvd., Suite 714
                                             Los Angeles, California  90017

                  K.T. Mao 900 E. Wilshire Blvd., Suite 714 Los Angeles, California 90017

                  George R. Farquhar         900 E. Wilshire Blvd., Suite 714
                                             Los Angeles, California  90017

                                   ARTICLE XI
               COMMON DIRECTORS - TRANSACTION BETWEEN CORPORATIONS

         No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of its Directors are Directors or Officers or are financially interested, shall be either void or voidable because of such relation or interest, or because such Director or Directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratified such contract or transaction, or because his or their votes are counted for such purpose if: (a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies this contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable to the Corporation.

          Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves or ratifies such contract or transaction.


DATED this 17th day of December 1984.                 /s/ Janice A. Jones
                                                      ----------------------
                                                      Janice A. Jones

                                                      /s/ K.T. Mao
                                                      ----------------------
                                                      K.T. Mao

                                                      /s/ George R. Farquhar
                                                      ----------------------
                                                      George R. Farquhar
STATE  OF  CALIFORNIA      )
                           : ss
COUNTY  OF  LOS  ANGELES   )

On this 17th day of December 1984, before me Constance Lee Gibbs, a notary public in and for said Los Angeles County, State of California, residing therein, duly commissioned and sworn, personally appeared Janice A. Jones, K.T. Mao and George R. Farquhar, known to be to be the persons whose names are subscribed to the foregoing Articles of Incorporation, as incorporators and who are also named therein as Directors, and each duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my official seal at Los Angeles, California the day AS above written.

                                                     /s/ Constance Lee Gibbs
                                                     -----------------------
         OFFICIAL SEAL                         NOTARY PUBLIC, in and for Los
      Constance Lee Gibbs                Angeles County, State of California
 NOTARY PUBLIC * CALIFORNIA
     LOS ANGELES COUNTY
My comm. Expires JUN 26, 1986

Filed in the office of the Secretary of State, Frankie SheDelpapa, Sue Delpapa,
                               of the state of Nevada
                          February 24, 1988   No. 8650-84

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                       CHARTWELL PUBLISHING COMPANY, INC.

         The undersigned, Janice A. Jones and K.T. Mao, hereby certify that:

(a) They are the President and Secretary, respectively, of Chartwell Publishing Company, Inc., a Nevada corporation (the "Corporation").

(b) The original Articles of Incorporation of the Corporation were filed with the Nevada Secretary of State as of December 27, 1984, and with the County Clerk of Washoe County as of December 27, 1984.

(c) The Board of Directors of the Corporation has approved the amendments of the Articles of Incorporation of the Corporation as set forth herein.

(d) The amendments of the Articles of Incorporation as set forth herein have been duly approved by the affirmative vote of a majority of the shares entitle to vote on each such amendment.

(e) The Articles of Incorporation are hereby amended in whole to read as follows:

                                    ARTICLE  I              [not amended]
                                      NAME

         The name of this Corporation is Chartwell Publishing Company, Inc.

                                                            [not amended]

                                   ARTICLE  II
                                    DURATION

         The duration of this Corporation is perpetual.

                                   ARTICLE  III             [not amended]
                                    PURPOSES

         The purpose or purposes for which this Corporation is organized are:

(a) To engage in any lawful act or activity for which the Corporation may be organized under the General Corporation laws of Nevada, including but not limited to the business of a public relations, printing and publishing company.

(b) To do each and every thing necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any one or more of the subjects herein enumerated or which at anytime may appear conducive to or expedient for the protection or benefit of this Corporation and to do said acts as fully and to the same extent as natural persons might or could do in any part of the world as principles, agents, partners, trustees or otherwise, either alone or in conjunction with any other person, association or Corporation.

                                    ARTICLE  IV             [amended]
                                      STOCK

         This Corporation is authorized to issue two classes of shares, designated respectively "Common Stock" and "Preferred

Stock" and referred to herein either as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The number of shares of Common Stock which the Corporation is authorized to issue is fifty million, with a par value of .001 per share, and the number of Preferred Stock which the Corporation is authorized to issue is ten million, with a par value of
 .001.

         The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

                                    ARTICLE  V              [not amended]
                                    AMENDMENT

         These Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.

                                                            [not amended]

                                  ARTICLE  VI
                               SHAREHOLDER RIGHTS

         The authorized and treasury stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation and cumulative voting is denies.

                                  ARTICLE  VII              [not amended]
                                 CAPITALIZATION

         This Corporation will not commence business until at least $1,000.00 has been received by it as consideration for the issuance of shares.

                                 ARTICLE  VIII              [not amended]
                            INITIAL OFFICE AND AGENT

         The address of the initial registered office of the Corporation is 1 East 1st Street, Reno, Washoe County, Nevada, and the name of the
Corporation's initial registered agent at such address is Corporation Trust Company of Nevada.

                                   ARTICLE  IX              [not amended]
                                    DIRECTORS

         The number of Directors constituting the initial Board of Directors of this Corporation is three. The names and addresses of persons who are to serve as Directors until the first annual meeting stockholders, or until their successors are elected and qualified are:

                  Janice A. Jones             900 E. Wilshire Blvd., Suite 714
                                              Los Angeles, California  90017

                  K.T. Mao 900 E. Wilshire Blvd., Suite 714 Los Angeles, California 90017

                  George R. Farquhar          900 E. Wilshire Blvd., Suite 714
                                              Los Angeles, California  90017

                                    ARTICLE  X              [not amended]
                                  INCORPORATORS

         The name and address of each incorporator is:

                  Janice A. Jones             900 E. Wilshire Blvd., Suite 714
                                              Los Angeles, California  90017

                  K.T. Mao 900 E. Wilshire Blvd., Suite 714 Los Angeles, California 90017

                  George R. Farquhar          900 E. Wilshire Blvd., Suite 714
                                              Los Angeles, California  90017

                                   ARTICLE  XI              [not amended]
               COMMON DIRECTORS - TRANSACTION BETWEEN CORPORATIONS

         No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of its Directors are Directors or Officers or are financially interested, shall be either void or voidable because of such relation or interest, or because such Director or Directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratified such contract or transaction, or because his or their votes are counted for such purpose if:

(a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies this contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable to the Corporation.

      Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof, which authorizes, approves or ratifies such contract or transaction.

                                   ARTICLE  XII             [amended]
                                    LIABILITY

         The private property of the Stockholders, Directors, and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

         No Director and no Officer shall have any personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a Director or Officer, except that this provision does not eliminate or limit in any way the liability of a Director or Officer for:

(a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

         IN WITNESS WHEREOF, the undersigned, being the President and Secretary, respectively, for the purpose of amending the Articles of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Nevada, do make and file this Certificate of Amendment of Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have set our hands hereunto this 4TH day of February 1988.

                                       /s/ Janice A. Jones
                                       -------------------------
                                       Janice A. Jones, President

                                       K.T. Mao
                                       -------------------------
                                       K.T. Mao, Secretary

STATE  OF  CALIFORNIA      )
                           ): ss
COUNTY  OF  LOS  ANGELES   )

On this 4th day of February 1988, before me the undersigned, a notary public in and for said Los Angeles County, State of California, personally appeared Janice A. Jones and K.T. Mao, known to be to be the persons whose names are subscribed to the foregoing Certificate of Amendment of Articles of Incorporation, and each duly acknowledged to me that he/she executed the same freely and voluntarily and for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the day above written.

                                       /s/ Mattie Smith
                                       -------------------------
       OFFICIAL SEAL                   NOTARY PUBLIC, in and for Los
       MATTIE SMITH                    Angeles County, State of California
Notary Public * California
    Principal Office In
    Los Angeles County
My comm. Exp. DEC. 22, 1989

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                          CHARTWELL INTERNATIONAL, INC.


         The undersigned, Janice A. Jones-President and Alice M.
Gluckman-Secretary of Chartwell International, Inc., a Nevada corporation, hereby certify that pursuant to the provisions of N.R.S. 78.390 the Board of Directors and the stockholders of the Corporation have adopted resolutions amending the Articles of Incorporation as follows:

                                    ARTICLE  I                    [not amended]
                                      NAME

         The name of this Corporation is Chartwell Publishing Company, Inc.

                                   ARTICLE  II                    [not amended]
                                    DURATION

         The duration of this Corporation is perpetual.

                                   ARTICLE  III                   [not amended]
                                    PURPOSES

         The purpose or purposes for which this Corporation is organized are:

(a) To engage in any lawful act or activity for which the Corporation may be organized under the General Corporation laws of Nevada, including but not limited to the business of a public relations, printing and publishing company.

(b) To do each and every thing necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any one or more of the subjects herein enumerated or which at anytime may appear conducive to or expedient for the protection or benefit of this Corporation and to do said acts as fully and to the same extent as natural persons might or could do in any part of the world as principles, agents, partners, trustees or otherwise, either alone or in conjunction with any other person, association or Corporation.

                                    ARTICLE  IV                       [amended]
                                      STOCK

         This Corporation is authorized to issue two classes of shares, designated respectively "Common Stock" and "Preferred Stock" and referred to herein either as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The number of shares of Common Stock which the Corporation is authorized to issue is sixty million (60,000,000), with a par value of $.001 per share, and the number of shares of Preferred Stock which the Corporation is authorized to issue is ten million (10,000,000), with a par value of $.001.

         The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

                                    ARTICLE  V                    [not amended]
                                    AMENDMENT

         These Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.

                                    ARTICLE  VI                   [not amended]
                               SHAREHOLDER RIGHTS

         The authorized and treasury stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation and cumulative voting is denies.

                                    ARTICLE  VII                  [not amended]
                                 CAPITALIZATION

         This Corporation will not commence business until at least $1,000.00 has been received by it as consideration for the issuance of shares.

                                    ARTICLE  VIII                 [not amended]
                              INITIAL OFFICE AND AGENT

         The address of the initial registered office of the Corporation is 1 East 1st Street, Reno, Washoe County, Nevada, and the name of the
Corporation's initial registered agent at such address is Corporation Trust Company of Nevada.

                                 ARTICLE  IX                      [not amended]
                                  DIRECTORS

         The number of Directors constituting the initial Board of Directors of this Corporation is three. The names and addresses of persons who are to serve as Directors until the first annual meeting stockholders, or until their successors are elected and qualified are:

                  Janice A. Jones           900 E. Wilshire Blvd., Suite 714
                                            Los Angeles, California  90017

                  K.T. Mao 900 E. Wilshire Blvd., Suite 714 Los Angeles, California 90017

                  George R. Farquhar        900 E. Wilshire Blvd., Suite 714
                                            Los Angeles, California  90017

                                 ARTICLE  X                       [not amended]
                               INCORPORATORS

         The name and address of each incorporator is:

                  Janice A. Jones           900 E. Wilshire Blvd., Suite 714
                                            Los Angeles, California  90017

                  K.T. Mao 900 E. Wilshire Blvd., Suite 714 Los Angeles, California 90017

                  George R. Farquhar        900 E. Wilshire Blvd., Suite 714
                                            Los Angeles, California  90017

                                   ARTICLE  XI                    [not amended]
               COMMON DIRECTORS - TRANSACTION BETWEEN CORPORATIONS

         No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of its Directors are Directors or Officers or are financially interested, shall be either void or voidable because of such relation or interest, or because such Director or Directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratified such contract or transaction, or because his or their votes are counted for such purpose if:

(a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies this contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable to the Corporation.

         Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof, which authorizes, approves or ratifies such contract or transaction.

                                   ARTICLE  XII               [amended]
                                    LIABILITY

         The private property of the Stockholders, Directors, and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

         No Director and no Officer shall have any personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a Director or Officer, except that this provision does not eliminate or limit in any way the liability of a Director or Officer for:

(a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

         This Certificate of Amendment of Articles of Incorporation was adopted by stockholders holding shares entitling them to exercise 54% of the voting power.

         IN WITNESS WHEREOF, we have executed this Certificate as of the 23rd day of May 1996.

                                       /s/ Janice A. Jones
                                       ------------------------------
                                       Janice A. Jones, President

                                       /s/ Alice M. Gluckman
                                       ------------------------------
                                       Alice M. Gluckman, Secretary

Subscribe and sworn to before me this 23rd day of May 1996.

                                       /s/ Kris A. Jeters
                                       ------------------------------
         KRIS A. JETERS                 NOTARY PUBLIC, in and for Los
      Commission #1097937         Angeles County, State of California
 Notary Public * California
     Los Angeles County
My comm. Expires MAY 17, 2000

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                          CHARTWELL INTERNATIONAL, INC.


         We the undersigned, Janice A. Jones-President and Alice M. Gluckman-Secretary of Chartwell International, Inc. do hereby certify:

         That the Board of Directors of said Corporation at a meeting duly convened, held on the 3rd day of June 1996, adopted a resolution to amend the Articles of Incorporation as follows:

                                     ARTICLE  I             [not amended]
                                      NAME

         The name of this Corporation is Chartwell Publishing Company, Inc.

                                   ARTICLE  II              [not amended]
                                    DURATION

         The duration of this Corporation is perpetual.

                                  ARTICLE  III              [not amended]
                                    PURPOSES

         The purpose or purposes for which this Corporation is organized are:

(a) To engage in any lawful act or activity for which the Corporation may be organized under the General Corporation laws of Nevada, including but not limited to the business of a public relations, printing and publishing company.

(b) To do each and every thing necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any one or more of the subjects herein enumerated or which at anytime may appear conducive to or expedient for the protection or benefit of this Corporation and to do said acts as fully and to the same extent as natural persons might or could do in any part of the world as principles, agents, partners, trustees or otherwise, either alone or in conjunction with any other person, association or Corporation.

                                    ARTICLE  IV             [amended]
                                      STOCK

         This Corporation is authorized to issue two classes of shares, designated respectively "Common Stock" and "Preferred Stock" and referred to herein either as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The number of shares of Common Stock which the Corporation is authorized to issue is ninety million (90,000,000), with a par value of .001 per share, and the number of Preferred Stock which the Corporation is authorized to issue is ten million (10,000,000), which at the present time consists of:
Series Class A Convertible Preferred Stock, two million shares (2,000,000) with a par value of $.001; Series Class B Convertible Preferred Stock, one hundred fifty thousand shares (150,000) with a par value of $.50 per share; and Series Class C Convertible Preferred Stock, three hundred thousand shares (300,000) with a par value of $10.00 per share.

         The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

         The terms and preferences of Series Class B Convertible Preferred Stock $.50 par value is amended as follows:

(a) The stated par value of Series Class B Convertible Preferred Stock will be $10.00 stated par value per share;

(b) To create a dividend rate, non-cumulative, of 0% in year one, 2% at end of year two of date of issue, 3% at end of year three, 4% at end of year four,5% at end of year five and 6% at end of year six and each year thereafter as long as said shares are outstanding;

(c) That said Preferred Stock is callable by the Corporation at 110% of par value with 15 days written notice to the holders of the Preferred Stock. Said holders may in turn give the Corporation its notice to convert said shares into Common Stock of the Corporation at the stated conversion rate of 20 Common Shares for each Preferred Class B Share; and

(d) That the conversion rights extend for the entire period the Preferred Stock is outstanding.

                                    ARTICLE  V              [not amended]
                                    AMENDMENT

         These Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.

                                 ARTICLE  VI                [not amended]
                               SHAREHOLDER RIGHTS

         The authorized and treasury stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation and cumulative voting is denies.

                                  ARTICLE  VII              [not amended]
                                 CAPITALIZATION

         This Corporation will not commence business until at least $1,000.00 has been received by it as consideration for the issuance of shares.

                                ARTICLE  VIII               [not amended]
                            INITIAL OFFICE AND AGENT

         The address of the initial registered office of the Corporation is 1 East 1st Street, Reno, Washoe County, Nevada, and the name of the
Corporation's initial registered agent at such address is Corporation Trust Company of Nevada.

                                   ARTICLE  IX              [not amended]
                                   DIRECTORS

         The number of Directors constituting the initial Board of Directors of this Corporation is three. The names and addresses of persons who are to serve as Directors until the first annual meeting stockholders, or until their successors are elected and qualified are:

                  Janice A. Jones          900 E. Wilshire Blvd., Suite 714
                                           Los Angeles, California  90017

                  K.T. Mao 900 E. Wilshire Blvd., Suite 714 Los Angeles, California 90017

                  George R. Farquhar       900 E. Wilshire Blvd., Suite 714
                                           Los Angeles, California  90017

                                    ARTICLE  X              [not amended]
                                  INCORPORATORS

         The name and address of each incorporator is:

                  Janice A. Jones          900 E. Wilshire Blvd., Suite 714
                                           Los Angeles, California  90017

                  K.T. Mao 900 E. Wilshire Blvd., Suite 714 Los Angeles, California 90017

                  George R. Farquhar       900 E. Wilshire Blvd., Suite 714
                                           Los Angeles, California  90017

                                   ARTICLE  XI              [not amended]
               COMMON DIRECTORS - TRANSACTION BETWEEN CORPORATIONS

         No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of its Directors are Directors or Officers or are financially interested, shall be either void or voidable because of such relation or interest, or because such Director or Directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratified such contract or transaction, or because his or their votes are counted for such purpose if:

(a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies this contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable to the Corporation.

         Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof, which authorizes, approves or ratifies such contract or transaction.

                                   ARTICLE  XII             [not amended]
                                    LIABILITY

         The private property of the Stockholders, Directors, and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

         No Director and no Officer shall have any personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a Director or Officer, except that this provision does not eliminate or limit in any way the liability of a Director or Officer for:

(a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

         The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 31,687,377; that the said changes and amendment have been consented to approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitle to vote thereon.

                                       /s/ Janice A. Jones           3/26/97
                                       ---------------------         -------
                                       Janice A. Jones, President     Date


State of Colorado
County of Arapahoe

         On March 26, 1997, personally appeared before me, a Notary Public, Janice Jones, who acknowledged that they executed the above instrument.

My Commission Expires 8-30-99          /s/ Kramer
                                       --------------------
                                       Signature of Notary

(Notary Stamp or Seal)

Filed in the office of the Secretary of      CHARTWELL INTERNATIONAL, INC
State, Dean Heller, of the                   05/08/1997           1275.00
State of Nevada  MAY 08, 1997  No. 8650-84   Rec'd by Phyllis Furlong  ($1,375)


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                        OF CHARTWELL INTERNATIONAL, INC.

         We the undersigned, Janice A. Jones, President and Alice M. Gluckman, Secretary of Chartwell International, Inc. do hereby certify:

         That the Board of Directors of said Corporation at a meeting duly convened, held on the 3rd day of June 1996, adopted a resolution to amend the original articles as follows:

         Article IV hereby amended to read as follows:

         This corporation is authorized to issue two classes of shares, designated respectively "Common Stock" and "Preferred Stock" and referred to herein either as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The number of shares of Common Stock which the corporation is authorized to issue is ninety million (90,000,000), with a par value of .001 per share, and the number of shares of Preferred Stock which the corporation is authorized to issue is ten million (10,000,000), which at the present time consists of: Series Class A Convertible Preferred Stock, two million shares (2,000,000) with a par value of .001 per share. Series Class B Convertible Preferred Stock, one hundred fifty thousand shares (150,000) with a par value of $.50 per share and Series Class C Convertible Preferred Stock, three hundred thousand shares (300,000) with a par value of $10.000 per share.

         The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

         The terms and preferences of Series Class B Convertible Preferred Stock $.50 par value is amended as follows:

         (1) The stated par value of Series Class B Convertible Preferred Stock will be $10.00 stated par value per share.

         (2) To create a dividend rate, non-cumulative, of 0% in year one, 2% at end of year two of date of issue, 3% at end of year three, 4% at end of year 4, 5% at end of year five and 6 % at the end of year six and each year thereafter as long as said shares are outstanding.

         (3) That said Preferred Stock is callable by the Corporation at 110% of par value with 15 days written notice to the holders of the preferred stock; said holders may in turn give the Corporation its notice to convert said shares into the common stock of the corporation at the stated conversion rate of 20 common shares for each Preferred Class B share.

Page 2
June 3, 1996
Certificate of Amendment
of the Articles of Incorporation
Chartwell International, Inc.


         (3) That the conversion rights extend for the entire period the preferred stock is outstanding.

         The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 31,687,377; that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                       /s/ Janice A. Jones         3/26/97
                                       --------------------------
                                       President


                                       --------------------------
                                       Secretary


State of Colorado
County of Arapahoe
         On March 26, 1997, personally appeared before me, a
Notary Public, Janice Jones, who
acknowledged that they executed the above instrument.
My Commission Expires 8-30-99          /s/  Kramer
                                       --------------------------
                                       Signature of Notary
(Notary Stamp or Seal)

Secretary of State seal
State of Nevada
Secretary of State
I hereby certify that this is a
true and complete copy of
the document as filed in this
office.


May 09, 97


/s/ Dean Heller
Dean Heller
Secretary of State
By /s/  D. Zarnier
   ---------------

     Filed in the office of the Secretary of State of Nevada, Dean Heller,
                             Secretary of State
                      JUN. 05, 1996          No. 8650-84

                           CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF
                          CHARTWELL INTERNATIONAL, INC.

The undersigned, Janice S. Jones, President and Alice M. Gluckman, Secretary of Chartwell International, Inc., a Nevada corporation, hereby certify that pursuant to the provisions of N.R.S. 78.390 the Board of Directors and the stockholders of this corporation have adopted resolutions amending Article IV of the Articles of Incorporation to read as follows:

                                   ARTICLE IV

         This corporation is authorized to issue two classes of shares, designated respectively "Common Stock" and "Preferred Stock" and referred to herein either as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The number of shares of Common Stock which the corporation is authorized to issue is sixty million (60,000,000), with a par value of $.001 per share, and the number of shares of Preferred Stock which the corporation is authorized to issue is ten million (10,000,000), with a par value of $.001 per share.

         The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

This Amendment to the Articles of Incorporation was adopted by stockholders holding shares entitling them to exercise 54% of the voting power.

IN WITNESS WHEREOF we have executed this certificate as of the 23th day of May, 1996.


   /s/ Janice A. Jones                    /s/ Alice M. Gluckman
--------------------------             ----------------------------
Janice A. Jones, President             Alice M. Gluckman, Secretary


Subscribed and sworn before            Subscribed and sworn before
Me this 23 day of May 1996             Me this 23 day of May 1996
Personally appeared Janice Jones       /s/ Kris A. Jeters
/s/ Shawn                              Notary seal - Kris A. Jeters  -
Notary seal                            Commission # 1097907
                                       Notary Public - California  - Los
                                       Angeles County
                                       My comm. Expires May 17, 2000